UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

RENTECH NITROGEN PARNTERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	45-2714747
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

10877 Wilshire Boulevard, Suite 600

Los Angeles, CA 90024

(Address of principal executive offices and zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Units Representing Limited Partner Interests	New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box  ☐

Securities Act registration statement file number to which this form relates: 333-176065

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.	Description of Registrant’s Securities to be Registered.

A description of the common units representing limited partner interests in Rentech Nitrogen Partners, L.P. (the “Registrant”) is set forth under the caption “Description of Our Common Units” in the prospectus included in the Registrant’s Registration Statement on Form S-l (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011 under the Securities Act of 1933, as amended, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

Item 2.	Exhibits.

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission:

Exhibit No.	Description

1.	Registrant’s Registration Statement on Form S-1 (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011, as amended (incorporated herein by reference).

2.	Certificate of Limited Partnership of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-l (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011).

3.	Form of Second Amended and Restated Agreement of Limited Partnership of the Registrant (incorporated herein by reference to Exhibit 3.2 as Appendix A to the Registrant’s Registration Statement on Form S-l (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011).

4.	Specimen Unit Certificate (included as Exhibit A to the Second Amended and Restated Agreement of Limited Partnership of the Registrant) (incorporated herein by reference to Exhibit 3.2 as Appendix A to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Rentech Nitrogen Partners, L.P.

	By:	Rentech Nitrogen GP, LLC,
its general partner

Date: November 1, 2011	By:	/s/ Colin M. Morris
Colin M. Morris
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.	Registrant’s Registration Statement on Form S-1 (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011, as amended (incorporated herein by reference).

2.	Certificate of Limited Partnership of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-l (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011).

3.	Form of Second Amended and Restated Agreement of Limited Partnership of the Registrant (incorporated herein by reference to Exhibit 3.2 as Appendix A to the Registrant’s Registration Statement on Form S-l (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011).

4.	Specimen Unit Certificate (included as Exhibit A to the Second Amended and Restated Agreement of Limited Partnership of the Registrant) (incorporated herein by reference to Exhibit 3.2 as Appendix A to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-176065), initially filed with the Securities and Exchange Commission on August 5, 2011.